Statements of Operations (Unaudited) - USD ($)	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Statements of Operations (Unaudited)
Revenues	$ 594,563	$ 16,563
Cost Of Revenues	(184,181)	(11,277)
Gross Margin	410,382	5,286
Operating Expenses:
Research And Development Expenses	1,920,645	389
Selling, General And Administrative Expenses	2,357,163	1,445,332
Total Operating Expenses	4,277,808	1,445,721
Operating Loss	(3,867,426)	(1,440,435)
Non-operating Income (expenses), Net
Interest Expense, Net	(18,689)	(10,185)
Other Losses	(2,547)	(3)
Total Non-operating Income (expenses), Net	(21,236)	(10,188)
Net Loss	$ (3,888,661)	$ (1,450,623)
Basic And Diluted Net Loss Per Average Share Available To Common Shareholders	$ (0.03)	$ (0.04)
Weighted Average Common Shares Outstanding - Basic And Diluted	113,270,245	40,730,934